                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                 August 15, 2003

Mr. Robert Kelly                                              CONFIDENTIAL
Chief Executive Officer
Minorplanet Systems PLC
Greenwich House
Sheepscar, Leeds LS4 2LE
UNITED KINGDOM

         RE: BINDING LETTER AGREEMENT

Dear Mr. Kelly:

         This binding Letter Agreement (this "Agreement") sets forth the terms of certain agreements we have reached with each other regarding certain contemplated transactions involving Minorplanet Systems PLC, a United Kingdom public limited company ("MPUK"), and Minorplanet Systems USA, Inc., a Delaware corporation formerly known as @Track Communications, Inc. ("MPUSA"), as well as certain of their respective subsidiaries. More specifically, we have reached certain agreements relating to: (i) an amendment to the Exclusive License and Distribution Agreement dated June 13, 2001 entered into between Mislex (302) Limited, as licensee, now known as Minorplanet Systems USA Limited, a United Kingdom private limited company ("UK Sub 2") which is the wholly-owned subsidiary of Caren (292) Limited, a United Kingdom private limited company which is the wholly-owned subsidiary of MPUSA ("UK Sub 1"), and UK Sub 1, as licensor, which assigned its rights as licensor to Minorplanet Limited (the "Licensor"), a United Kingdom private limited company which is a subsidiary of MPUK (the "License Agreement"); (ii) the waiver of certain rights held by MPUK under (A) that certain Stock Purchase and Exchange Agreement dated February 14, 2001 by and between MPUSA, MPUK and Mackay Shields, LLC, a Delaware limited liability company (the "Stock Purchase Agreement"), (B) an Addendum to the License Agreement dated September 26, 2002 (the "Addendum") and (C) the Second Amended and Restated Bylaws of MPUSA (the "Bylaws"); (iii) an Anti-Dilution Agreement (as defined below); and (iv) certain other transactions described herein (collectively, the "Transactions"). In consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1) EXECUTION OF VARIATION AGREEMENT TO LICENSE AGREEMENT. Licensor and MPUSA agree to execute and deliver to the other party at the Closing (as defined in Section 3 hereof) the Variation Agreement to the License Agreement (the "License Amendment"), in the form attached hereto as Exhibit A.

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 2

     2) EXECUTION OF IRREVOCABLE WAIVER. MPUK agrees to execute and deliver to MPUSA at the Closing (as defined in Section 3 hereof) the Irrevocable Waiver and Consent to Amendment of Bylaws (the "Irrevocable Waiver"), with respect to certain provisions of the Stock Purchase Agreement and the Bylaws and the waiver and discharge of the fees, expenses and charges owed under the Addendum in the approximate amount of $1,760,000, in the form attached hereto as Exhibit B.

     3) THE CLOSING. The closing of the Transactions (the "Closing") shall occur at the offices of Locke Liddell & Sapp LLP, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, as soon as practicable after each of the conditions to closing set forth in Sections 4 and 5 hereof are satisfied or waived (and in no event later than 10 days thereafter), or at such other place upon which MPUK and MPUSA may mutually agree in writing. This Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent duly authorized by the boards of directors of each of MPUK and MPUSA; (b) by either MPUK, MPUSA or Licensor if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions (provided that the party seeking to terminate pursuant to this Section 3(b) shall have complied with its obligations under this Agreement to use commercially reasonable efforts to have any such order, decree, ruling or other action vacated or lifted); (c) by either MPUK or MPUSA, if the requisite vote of the shareholders of the MPUK in favor of the Transactions shall not have been obtained at the meeting to be called pursuant to Section 9 hereof and applicable law, or if the United Kingdom Listing Authority ("UKLA") shall have failed to approve the shareholders circular relating to said meeting; (d) by MPUK, if MPUSA shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would cause the conditions set forth in Section 5 to not be satisfied and which breach or failure, if capable of being cured, shall not have been cured within twenty (20) Business Days following receipt by MPUSA of written notice of such breach or failure from MPUK; (e) by MPUSA, if MPUK or Licensor shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would cause the conditions set forth in Section 4 to not be satisfied and which breach or failure, if capable of being cured, shall not have been cured within twenty (20) Business Days following receipt by MPUK or Licensor of written notice of such breach or failure from MPUSA; (f) by MPUSA, if any of the conditions to Closing set forth in Section 4 hereof have not been satisfied by February 15, 2004, or by (g) by MPUK or Licensor, if any of the conditions to Closing set forth in Section 5 hereof have not been satisfied by February 15, 2004. In the event of the termination of this Agreement pursuant to this Section 3, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of its affiliates, directors, officers or the stockholders/shareholders except (i) that the provisions of Sections 8, 10, 11, 12, 13 and 16 hereof shall survive termination and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement. Each

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 3

of MPUSA and MPUK will use commercially reasonable efforts to comply promptly with all legal requirements which may be imposed with respect to the Agreement and to satisfy or cause to have satisfied the conditions set forth in Sections 4 and 5, provided however, that notwithstanding anything to the contrary contained in this Agreement or any agreement or document contemplated hereby, the directors of any party shall not be obliged to act in any manner which, in the opinion of counsel, would be inconsistent with their fiduciary duties, and that MPUK, Licensor, and their respective affiliates, directors, officers and agents are not representing nor can they represent or guarantee that the MPUK Shareholder Consent (as defined below) will be obtained as such matters are outside of their control and each such person or entity shall have no liability to any other party if such approval is not obtained.

     4) MPUSA CONDITIONS TO CLOSING. The performance of the obligations of MPUSA hereunder, including, without limitation, the obligation to execute and deliver the License Amendment, is subject to the fulfillment at or prior to the Closing of each of the following conditions (all or any of which conditions may be waived in whole or in part by MPUSA):

     a) The License Amendment, in the form attached hereto as Exhibit A, shall have been duly executed by MPUK and delivered to MPUSA;

     b) The Irrevocable Waiver, in the form attached hereto as Exhibit B, shall have been duly executed by MPUK and delivered to MPUSA;

     c) That certain Stock Purchase Agreement by and between MPUK and Erin Mills Investment Corporation, a Canadian corporation ("Erin Mills"), in the form attached hereto as Exhibit C (the "Erin Mills Agreement"), whereby MPUK sells, transfers and assigns to Erin Mills 20,378,517 shares of common stock of MPUSA, par value $0.01 per share (the "Shares"), shall have been duly executed by both of the parties thereto.

     d) The board of directors of each of MPUK and Licensor (as appropriate) shall have approved (i) the execution and delivery of this Agreement and all of the other agreements, documents, certificates and instruments contemplated hereby, including, without limitation, the License Amendment, the Irrevocable Waiver and the Erin Mills Agreement, and (ii) the consummation of the Transactions;

     e) All governmental filings required to be made prior to the date of the Closing by MPUSA, MPUK and Licensor with, and all governmental, stock exchange and regulatory consents required to be obtained prior to the date of the Closing by MPUSA, MPUK and Licensor from, any governmental, stock exchange or regulatory authority in connection with the execution and delivery of this Agreement, License Amendment, the Irrevocable Waiver Agreement, the Erin Mills Agreement, and all other documents contemplated hereby and the consummation of the Transactions shall have been made or obtained, except where

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 4

         the failure to make such filings or obtain such governmental, stock exchange and regulatory consents would not have a material adverse effect on MPUSA, MPUK or Licensor or affect either of their ability to consummate the Transactions contemplated by this Agreement and the agreements and documents contemplated hereby;

     f) The shareholders of MPUK shall have approved the Erin Mills Agreement and the transactions contemplated thereby in accordance with the applicable rules of the UKLA (the "MPUK Shareholder Consent");

     g) There shall not be in effect any judgment, writ, injunction, order (including any temporary restraining order) or decree issued by a court or governmental authority of competent jurisdiction in an action or proceeding (collectively, an "Order") restraining, enjoining, or otherwise preventing the consummation of the Transactions or permitting such consummation only subject to any condition or restriction unacceptable to MPUSA, MPUK or Licensor, each in its reasonable judgment, nor shall there be pending or threatened by any governmental authority any suit, action, or proceeding seeking to restrain or restrict the consummation of the Transactions or seeking damages in connection therewith, nor shall there be pending any cause of action or other proceeding commenced by a governmental authority of competent jurisdiction seeking the imposition of an Order;

     h)  The resignation of the following persons as directors of UK Sub 1:
         Robert Kelly and Andrew Tillman, shall have been effected, and each of such individuals shall have delivered to MPUSA a duly executed Form 288b and all other required regulatory filings necessary to effect such resignations;

     i)  The resignation of the following person as an officer of UK Sub 1:
         Robert Kelly (Secretary), shall have been effected, and each of such individuals shall have delivered to MPUSA a duly executed Form 288b and all other required regulatory filings necessary to effect such resignations;

     j)  The resignation of the following persons as directors of UK Sub 2:
         Robert Kelly and Andrew Tillman, shall have been effected, and each of such individuals shall have delivered to MPUSA a duly executed Form 288b and all other required regulatory filings necessary to effect such resignations;

     k)  The resignation of the following person as an officer of UK Sub 2:
         Robert Kelly (Secretary), shall have been effected, and each of such individuals shall have delivered to MPUSA a duly executed Form 288b and all other required regulatory filings necessary to effect such resignations;

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 5

     l) Each of the representations and warranties of MPUK made herein shall have been true and correct in all material respects as of the date hereof (except for those which are qualified as to materiality which shall be true in all respects) and shall be true and correct in all material respects (except for those which are qualified as to materiality which shall be true in all respects) on and as of the date of Closing as though made on and as of the date of Closing;

     m) MPUK shall have performed and complied in all material respects with all terms, covenants, agreements, undertakings, acts, conditions and obligations required by this Agreement to be performed or complied with by MPUK prior to or at the Closing;

     n) MPUSA shall also have received a certificate from Robert Kelly, the chief executive officer of MPUK, certifying that the representations and warranties of such party contained in this Agreement were true and correct in all material respects when made and are true and correct in all material respects (except for those which are qualified as to materiality which shall be true in all respects) on and as of the date of the Closing as though made on and as of the date of the Closing, and that MPUK has complied with or performed in all material respects (except for those which are qualified as to materiality which shall be true in all respects) all terms, covenants, agreements, undertakings, acts, conditions and obligations to be complied with or performed by it on or prior to the date of the Closing;

     o) Buchanan Ingersoll Professional Corporation, U.S. securities counsel for MPUK, shall have executed and delivered to Erin Mills, MPUSA and its transfer agent a legal opinion, substantially in the form attached hereto as Exhibit D, opining that the transfer of the Shares by MPUK to Erin Mills per the Erin Mills Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable Pennsylvania securities laws; and

     p) Erin Mills shall have executed and delivered to MPUSA a stock option repurchase agreement, in a form to be reasonably agreed upon by Erin Mill and MPUSA, in which MPUSA shall receive an option to purchase 19,378,517 of the 20,378,517 Shares acquired by Erin Mills pursuant to the Erin Mills Agreement.

     5) MPUK CONDITIONS TO CLOSING. The performance of the obligations of MPUK and Licensor (as applicable) hereunder, including, without limitation, the obligation to execute and deliver the License Amendment to MPUSA, is subject to the fulfillment at or prior to the Closing of each of the following conditions (all or any of which conditions may be waived in whole or in part by MPUK):

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 6

     a) The License Amendment, in the form attached hereto as Exhibit A, shall have been duly executed by MPUSA and delivered to MPUK;

     b) The Erin Mills Agreement, in the form attached hereto as Exhibit C, shall have been duly executed and delivered by Erin Mills.

     c) The Anti-dilution Agreement, in the form attached hereto as Exhibit E (the Anti-Dilution Agreement"), shall have been duly executed by MPUSA and delivered to MPUK;

     d)  The MPUK Shareholder Consent shall have been obtained;

     e) All governmental, stock exchange and regulatory filings required to be made prior to the date of the Closing by MPUSA, MPUK and Licensor with, and all governmental, stock exchange and regulatory consents required to be obtained prior to the date of the Closing by MPUSA, MPUK and Licensor from, any governmental, stock exchange or regulatory authority in connection with the execution and delivery of this Agreement, the License Amendment, the Irrevocable Waiver, the Erin Mills Agreement, and all other documents contemplated hereby and the consummation of the Transactions shall have been made or obtained, except where the failure to make such filings or obtain such governmental stock exchange and regulatory consents would not have a material adverse effect on MPUSA, MPUK or Licensor or affect either of their ability to consummate the Transactions contemplated by this Agreement and the agreements and documents contemplated hereby;

     f) There shall not be in effect any Order restraining, enjoining, or otherwise preventing the consummation of the Transactions or permitting such consummation only subject to any condition or restriction unacceptable to MPUSA, MPUK or Licensor, each in its reasonable judgment, nor shall there be pending or threatened by any governmental authority any suit, action, or proceeding seeking to restrain or restrict the consummation of the Transactions or seeking damages in connection therewith, nor shall there be pending any cause of action or other proceeding commenced by a governmental authority of competent jurisdiction seeking the imposition of an Order;

     g) Each of the representations and warranties of MPUSA made herein shall have been true and correct in all material respects (except for those that are qualified by materiality which shall be true and correct in all respects) as of the date hereof and shall be true and correct in all material respects (except for those that are qualified by materiality which shall be true and correct in all respects) on and as of the date of Closing as though made on and as of the date of Closing;

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 7

     h) MPUSA shall have performed and complied in all material respects with all terms, covenants, agreements, undertakings, acts, conditions and obligations required by this Agreement to be performed or complied with by MPUSA prior to or at the Closing; and

     i) MPUK shall also have received a certificate from an officer of MPUSA certifying that the representations and warranties of such party contained in this Agreement were true and correct in all material respects (except for those that are qualified by materiality which shall be true and correct in all respects) when made and are true and correct in all material respects (except for those that are qualified by materiality which shall be true and correct in all respects) on and as of the date of the Closing as though made on and as of the date of the Closing, and that MPUSA has complied with or performed in all material respects all terms, covenants, agreements, undertakings, acts, conditions and obligations to be complied with or performed by it on or prior to the date of the Closing.

     6) REPRESENTATIONS AND WARRANTIES OF MPUK. MPUK and the Licensor hereby jointly and severally represent and warrant to MPUSA as follows:

         a) MPUK is a public limited company duly organized, validly existing and in good standing under the laws of the United Kingdom. Licensor is a private limited company, duly organized, validly existing and in good standing under the laws of the United Kingdom. The board of each of directors of MPUK and Licensor have duly approved and authorized this Agreement and all other agreements contemplated hereby, and the consummation of the Transactions. As of the date of the Closing, MPUK and Licensor shall have the requisite corporate power and authority to execute and deliver this Agreement and any other agreement or document executed or to be executed by MPUK or Licensor in connection herewith (including, without limitation, the License Amendment and the Irrevocable Waiver) and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by MPUK or Licensor hereunder or thereunder.

         b) As of the date of the Closing, the execution, delivery, and performance by MPUK of this Agreement and all other agreements contemplated hereby, and the consummation of the Transactions, shall have been duly approved and authorized by the board of directors of MPUK and Licensor and the shareholders of MPUK, and all necessary corporate action on the part of MPUK shall have been taken and such authorization shall have not been withdrawn or amended in any manner. No other corporate action is necessary on the part of MPUK or Licensor for the authorization, execution, delivery, and performance by MPUK or Licensor of this Agreement or any other agreement or document executed or to be executed by MPUK or Licensor in connection herewith, or for the consummation by MPUK or Licensor of the Transactions. When duly authorized, executed and delivered by MPUSA, this Agreement and all such other documents or instruments contemplated hereby, including, without limitation, the License

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 8

Amendment, shall constitute the valid and binding obligations of MPUK and Licensor (as applicable).

         c) The execution, delivery and performance of this Agreement by MPUK and Licensor and each of the other documents and instruments required to be entered into pursuant to this Agreement by MPUK and Licensor (as applicable):
(a) will not violate or conflict with any provision of the Memorandum of Association or Articles of Association of either MPUK or Licensor, each as amended then to date (b) will not conflict with or constitute a violation by MPUK or Licensor of any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority or stock exchange applicable to MPUK or Licensor, the enforcement of which would have a material adverse effect on MPUK or Licensor or on MPUK's or Licensor's (as applicable) ability to perform its obligations hereunder or the ability of MPUK or Licensor to consummate the Transactions, and (c) will not, either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a breach or default of the terms, conditions or provisions of, or constitute a default under any contract, agreement, note, bond, mortgage, indenture, deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer or other instrument, which violation, conflict, termination, acceleration, breach or default would have a material adverse effect on MPUK or Licensor or on the ability of MPUK or Licensor to perform its obligations hereunder or the ability of MPUK or Licensor to consummate the Transactions.

         d) Except for the MPUK Shareholder Approval and any filings required to be made by MPUK pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to MPUK in connection with the execution and delivery of this Agreement or any other agreement, document or instrument contemplated hereby or the consummation of the Transactions contemplated hereby.

     7) REPRESENTATIONS AND WARRANTIES OF MPUSA. MPUSA hereby represents and warrants to MPUK and Licensor as follows:

     a) MPUSA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. As of the date of the Closing, MPUSA shall have the requisite corporate power and authority to execute and deliver this Agreement and any other agreement or document executed or to be executed by MPUSA in connection herewith (including, without limitation, the License Amendment and the Anti-Dilution Agreement) and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by MPUSA hereunder or thereunder.

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 9

     b) The execution, delivery, and performance by MPUSA of this Agreement and all other agreements contemplated hereby, and the consummation of the Transactions, shall have been duly approved and authorized by the board of directors of MPUSA, and all necessary corporate action on the part of MPUSA shall have been taken and such authorization shall have not been withdrawn or amended in any manner. No other corporate action is necessary on the part of MPUSA for the authorization, execution, delivery, and performance by MPUSA of this Agreement or any other agreement or document executed or to be executed by MPUSA in connection herewith, or for the consummation by MPUSA of the Transactions. When duly authorized, executed and delivered by MPUK, this Agreement and all such other documents or instruments contemplated hereby, including, without limitation, the License Amendment, shall constitute the valid and binding obligations of MPUSA.

     c) The execution, delivery and performance of this Agreement by MPUSA and each of the other documents and instruments required to be entered into pursuant to this Agreement by MPUSA: (a) will not violate or conflict with any provision of the Certificate of Incorporation or Bylaws of MPUSA, each as amended then to date (b) will not conflict with or constitute a violation by MPUSA of any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to MPUSA the enforcement of which would have a material adverse effect on MPUSA or on MPUSA's ability to perform its obligations hereunder or the ability of MPUSA to consummate the Transactions, and (c) will not, either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a breach or default of the terms, conditions or provisions of, or constitute a default under any contract, agreement, note, bond, mortgage, indenture, deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer or other instrument, which violation, conflict, termination, acceleration, breach or default would have a material adverse effect on MPUSA or on the ability of MPUSA to perform its obligations hereunder or the ability of MPUSA to consummate the Transactions.

     8) CONFIDENTIALITY. All non-public information and documents relating to MPUK or MPUSA or any of their respective affiliates or subsidiaries obtained by the other party or its agents or representatives prior to or after the date of this Agreement will be treated confidentially by MPUK and MPUSA and their respective affiliated companies, agents and consultants and not disclosed by MPUK or MPUSA or their respective affiliated companies, agents and consultants to third-parties except as required by law or in connection with obtaining necessary approvals of the Transactions, and will in no event be used by either of the parties or their respective affiliated companies, agents or consultants for any purpose unrelated to the consummation of the Transactions.

     9) OTHER COVENANTS OF MPUK. MPUK hereby covenants and agrees that from the date of execution of this Agreement until the Closing to do the following:

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 10

     a) MPUK hereby covenants and agrees that it shall, as promptly as reasonably practicable, take all action necessary in accordance with applicable law to convene a meeting of its shareholders (including, without limitation, obtaining UKLA approval of the shareholders circular) and shall use commercially reasonable efforts to hold such meeting as promptly as reasonably practicable after the date hereof in accordance with applicable law. The purpose of such meeting shall be, among other things, to consider and vote upon the approval of the transactions contemplated by this Agreement as may be required by applicable law. The board of directors of MPUK shall recommend such approval and MPUK shall take all lawful action to solicit and obtain such approval. In this regard, MPUSA agrees to use commercially reasonable efforts to provide such assistance and information as may reasonably be requested by MPUK in order to obtain approval by the UKLA of the shareholders circular; provided however, that if MPUSA incurs any expenses, fees, costs or other liabilities from a third party in connection with its provision of such assistance or information (including, without limitation, fees and expenses of auditors and/or other professionals), then MPUK agrees to promptly reimburse MPUSA for the full amount of such expenses, fees, costs and other expenses.

     b) Notwithstanding any other provision in this Agreement, MPUK agrees that from and after the execution hereof and through the earlier of the Closing or the termination of this Agreement, it shall not sell, transfer, dispose of, or otherwise convey to any Person any of the Shares intended to be transferred pursuant to the Erin Mills Agreement.

     10) PUBLICITY. MPUK and MPUSA agree that prior to the making of any public announcement with respect to this Agreement or any other matter relating to any of the Transactions, each of MPUK and MPUSA will consult with the other and shall either agree upon the text of a joint announcement or obtain the other's prior, written approval of an announcement to be made solely on behalf of such party. Each party agrees that it shall not reveal nor disclose to the public or to any third party the existence of, or any provisions contained in, this Agreement, or negotiations relating to the Transactions, other than with the express prior written consent of the other party. Notwithstanding anything to the contrary set forth in this Agreement, either party may make such disclosures or statements as it determines may be required by law, regulation or rule of any bona fide governmental authority, stock exchange or similar regulatory authority including, without limitation, the federal or state securities laws, the rules and regulations of the U.S. Securities and Exchange Commission (including but not limited to the filing of any Schedule 13D or Schedule 13G and Section 16(a) reports by MPUK), Nasdaq, the United Kingdom Listing Authority, the London Stock Exchange or as required by other material agreements to which such party is bound.

     11) EXPENSES. Each of MPUK and MPUSA shall be responsible for paying its own expenses in connection with the negotiation and execution of this Agreement and all the agreements, documents, certificates and instruments contemplated hereby, and the consummation of the Transactions.

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 11

     12) GOVERNING LAW. This Agreement shall be governed by the substantive laws of the United States of America and the State of Delaware (without regard to principles of conflicts of laws), and will, to the maximum extent practicable, be deemed to call for performance in the State of Delaware. The courts within Wilmington, Delaware will have jurisdiction over any and all disputes between the parties hereto, whether arising in law or at equity, arising out of or relating to this Agreement.

     13) CONSENT TO JURISDICTION. EACH OF THE PARTIES AGREES TO SUBMIT ITSELF TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN WILMINGTON, DELAWARE. IN ADDITION, EACH OF THE PARTIES HERETO AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT, THE LICENSE AMENDMENT, THE ANTI-DILUTION AGREEMENT, THE IRREVOCABLE WAIVER OR ANY OF THE TRANSACTIONS IN ANY COURT OTHER THAN SUCH COURT.

     14) [INTENTIONALLY LEFT BLANK].

     15) ASP SERVICES. In the event that MPUK requires use of a network services center to host the VMI software application so that its customers can access their customer data via the Internet ("ASP Services"), MPUK and MPUSA shall negotiate in good faith (for a period of thirty (30) days) to consummate a reseller agreement on commercially arm's length terms for the purchase of such ASP services from MPUSA for resale to such customers prior to attempting to purchase such ASP Services from a third party.

     16) MISCELLANEOUS PROVISIONS.

     a) Further Assurances. Each of the parties hereto agrees that, at any time and from time to time after the date hereof, it shall, upon written request from the other party hereto, and without further consideration, perform such other and further acts, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments, documents and assurances as such other party reasonably may request for the purpose of carrying out this Agreement.

     b) Entire Agreement. This Agreement, the Exhibits hereto and any other written agreements by the parties hereto that are expressly contemplated hereby to be entered into, constitutes the entire agreement and understanding of the parties hereto with respect to the subject matters hereof and thereof and supersedes any and all prior negotiations, agreements, arrangements and

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 12

understandings between the parties, written or oral, relating to the matters provided for herein or therein.

     c) Amendment; Modification. This Agreement may not be amended or modified except by an instrument in writing signed by a duly authorized officer of each of MPUSA, Licensor and MPUK.

     d) Waivers. Any agreement on the part of a party hereto to any waiver of any provision of this Agreement shall be valid and effective only if set forth in an instrument in writing signed on behalf of such party against whom enforcement of any waiver or consent is sought by such first party or a duly authorized officer thereof, if applicable. Any such waiver shall not be deemed a continuing waiver.

     e) Section Headings; Interpretation. Reference in this Agreement to a Section, unless otherwise indicated, shall constitute references to a Section of this Agreement. The section headings contained in this Agreement are for convenience of reference only and do not form a part hereof and shall not affect in any way the meaning or interpretation of this Agreement. The parties hereto agree that this Agreement is the product of negotiations among sophisticated parties, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in the drafting of each provision hereto. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem.

     f) Binding Agreement; Assignment. This Agreement is binding upon, will inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto, without the prior written consent of the other party hereto.

     g) Notices. Any notices, consents or other communications required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by the following sole means of delivery, and shall be deemed to have been duly delivered and received on the next date (or the next Business Day if delivery is not made on a Business Day) of a sent receipt, if sent by an overnight delivery service, and sent to the address set forth above if to MPUK; Attention Robert Kelly, or to 1155 Kas Drive, Suite 100, Richardson, Texas 75081; Attention J. Raymond Bilbao if to MPUSA, with a copy (which shall not constitute notice) to Locke Liddell & Sapp LLP, Attention: Stephen L. Sapp, Esq., 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201 (or to such other address as any party may request by providing notice of such change as provided above in this Section).

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 13

     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 14

     If the foregoing sets forth our mutual agreement concerning these matters, please so indicate by signing below in the space provided and returning the extra copy of this Agreement to the undersigned. Your signature shall complete this Agreement and make it a binding agreement between the parties.

                                           Very truly yours,

                                           MINORPLANET SYSTEMS USA, INC.

                                           By: /s/ W. Michael Smith
                                              ----------------------------------
                                               W. Michael Smith
                                               Chief Operating Officer

Mr. Robert Kelly
Chief Executive Officer
August 15, 2003
Page 15

ACCEPTED AND AGREED TO:

MINORPLANET SYSTEMS PLC

By: /s/ Robert Kelly
    ----------------------------------
    Robert Kelly
    Chief Executive Officer

Date:  8/15/03
     ---------------------------------


LICENSOR

MINORPLANET LIMITED

By: /s/ Ken Mullen

Name:    Ken Mullen
     ---------------------------------
Title:   Secretary
      --------------------------------

Date: 8-15-2003

                                    EXHIBIT A

                              THE LICENSE AMENDMENT

                             DATED AUGUST [ ], 2003

                               MINORPLANET LIMITED

                                     - and -

                         MINORPLANET SYSTEMS USA LIMITED

                               VARIATION AGREEMENT

AGREEMENT dated                                                        2003

PARTIES:

(1) MINORPLANET LIMITED a company incorporated in England under Company Number 4072786 whose registered office is at Greenwich House, North Street, Sheepscar, Leeds LS7 2AA (the "Licensor");

AND

(2) MINORPLANET SYSTEMS USA LIMITED a company incorporated in England under Company Number 4131647 whose registered office is at Greenwich House, North Street, Sheepscar, Leeds LS7 2AA, but whose address for purposes of the receipt of written notices under Clause 30 of the Principal Agreement (as defined below) shall be 1155 Kas Drive, Suite 100, Richardson, Texas, 75081 (the "Licensee").

RECITALS:

     (A) Whereas an exclusive licence and distribution agreement dated 13 June 2001 (the "Principal Agreement") was entered into between (1) Caren
         (292) Limited (formerly known as Minorplanet Limited), a company registered in England under Company Number 3213219 whose registered office is at Greenwich House, North Street, Sheepscar, Leeds LS7 2AA and (2) the Licensee (formerly known as Mislex (302) Limited).

     (B) Whereas a hive-across agreement dated 15 June 2001 (the "Hive-Across Agreement") was entered into between (1) the Licensor (2) Caren (292) Limited and (3) Minorplanet Systems PLC.

     (C) Whereas pursuant to the Hive-Across Agreement, the Licensor acquired the contractual rights of Caren (292) Limited under the terms of the Principal Agreement;

     (D) Whereas, Licensor and Licensee modified the Principal Agreement via that certain letter amendment dated October 23, 2001 (the "First Amendment") to permit Licensee to place orders for the Product directly which such manufacturer of the Product as designated by Licensor and pay such manufacturer directly for such Product orders;

     (E) Whereas, Licensor and License modified the Principal Agreement, as amended by the First Amendment, by execution of that certain Addendum to Exclusive Licence and Distribution Agreement dated September 26, 2002 (the "Addendum");

     (F) The Licensor and Licensee have agreed to modify the terms of the Principal Agreement, as amended by the First Amendment and Addendum, in the manner hereinafter appearing.

IT IS AGREED as follows:

1. Words and expressions defined in the Principal Agreement shall, unless the context otherwise requires, have the same meanings where used in this Agreement.

2. In consideration of the agreements and undertakings herein set out the parties to this Agreement have granted the rights and accepted the obligations hereinafter appearing.

3. The Principal Agreement, as amended by the First Amendment and Addendum shall be modified as follows:

         3.1 The lone paragraph in Clause 2, paragraph 1 should be renumbered 2.1 and a new Clause 2.2 shall be inserted as follows:

                  2.2 Notwithstanding the foregoing, Licensor shall retain the right to grant the right to carry on the Business, on a non-exclusive basis, in the following states in the United States of America: Maine, New Hampshire, Vermont, Connecticut, Rhode Island, Massachusetts, New York, Pennsylvania, Maryland, Delaware, New Jersey, District of Columbia (the "Retained Territory") to individuals or entities (the "Retained Territory Licensees") and to carry on the Business itself in the Retained Territory; provided, however, that Licensee shall have the non-exclusive right to carry on the Business under the Trademarks in the Retained Territory for the Term and subject to the terms and conditions below.

         3.2 Clause 3.6 shall be deleted in its entirety and replaced by the following:

                  3.6 The Licensor reserves the right from time to time to modify the design, operation or performance of the Product and the Licensor shall as soon as reasonably practicable notify the Licensee in writing of such changes; provided, however, no such modification shall substantially eliminate the primary functionality of the Product for Licensee's customers as the same may exist from time to time during the term of this Agreement.

         3.2 The last sentence of Clause 5.1 shall be deleted in its entirety and replaced by the following:

                  Upon Licensor's Request, the Licensee shall provide to Licensor copies of End User Software Licences then in effect.

         3.3 Clause 11.3 shall be deleted in its entirety and replaced with the following: "The Licensor may at any time modify or vary any of the Products without liability to the Licensee. The Licensor shall give to the Licensee 30 days written notice of any modification or variation unless the same shall have no substantial adverse effect upon performance, cost or maintenance."

         3.4      A new Clause 34 shall be added to the Agreement as follows:

                  34. Carrying on the Business Outside Retained Territory. In the event that Licensor or the Retained Territory Licensees carry on the Business in areas outside of the Retained Territory but within the Territory, Licensor shall pay to Licensee a penalty royalty of 2% of the gross revenues generated from sales of the System in areas outside of the Retained Territory but within the Territory. Licensee shall have the right to appoint a third party that is a bona fide certified public accountant to audit the books and records of the Retained Territory Licensees at its sole expense to the extent reasonably necessary to determine compliance with this Clause 34 upon fifteen (15) days prior written notice.

         3.5 The last sentence in Clause 16.4 shall be deleted in its entirety.

4. The Principal Agreement, as amended by the First Amendment and Addendum and, as amended by this Variation Agreement, shall remain in full force and effect.

5. The provisions of Clauses 26 (Severability), 29 (Waiver), 30 (Notices) and 31 (Entire Agreement) (inclusive) shall apply, mutatis mutandis, to this Agreement as they apply to the Principal Agreement; provided, however, that Clause 26.2 shall be deleted in its entirety.

6. This Variation Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Variation Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

         EXECUTED under hand in two originals the day and year first before written.

SIGNED by a duly authorised     )
officer for and on behalf of    )
MINORPLANET LIMITED             )
in the presence of:-            )

SIGNED by a duly authorised     )
officer for and on behalf of    )
MINORPLANET SYSTEMS USA    )
LIMITED in the presence of:-    )

                                    EXHIBIT B

                             THE IRREVOCABLE WAIVER

                               IRREVOCABLE WAIVER
                       AND CONSENT TO AMENDMENT OF BYLAWS

         THIS IRREVOCABLE WAIVER AND CONSENT TO AMENDMENT OF BYLAWS (this "Waiver") is executed by Minorplanet Systems PLC, a United Kingdom public limited company ("MPUK"), to be effective as of August_______, 2003.

         WHEREAS, Minorplanet Systems USA, Inc., a Delaware corporation formerly known as @ Track Communications, Inc. ("MPUSA"), MPUK and Mackay Shields, LLC, a Delaware limited liability company, entered into that certain Stock Purchase and Exchange Agreement dated as of February 14, 2001 (the "Purchase Agreement"), and pursuant thereto, MPUK, among others, purchased shares of MPUSA's common stock, par value $0.01 per share;

         WHEREAS, MPUK has elected to not appoint any Investor Directors (as such term is defined in MPUSA's Second Amended and Restated Bylaws (the "Bylaws"));

         WHEREAS, the following parties entered into that certain Exclusive License and Distribution Agreement (the "License Agreement") dated June 13, 2001 Mislex (302) Limited, as licensee, now known as Minorplanet Systems USA Limited, a United Kingdom private limited company which is the wholly-owned subsidiary of Caren (292) Limited, a United Kingdom private limited company which, in turn, is the wholly-owned subsidiary of MPUSA, and Caren (292) Limited, as licensor, which assigned its rights as licensor to Minorplanet Limited, a United Kingdom private limited company which is a subsidiary of MPUK, and such parties subsequently entered into that certain Addendum to the License Agreement dated September 26, 2002, which provided for the payment of certain fees, expenses and charges (the "Addendum"); and

         WHEREAS, in connection with, and as a condition to the closing of certain transactions contemplated by, that certain binding Letter Agreement by and between MPUSA and MPUK dated August __, 2003 (the "Letter Agreement"), MPUK desires to waive any requirement of MPUSA to comply, after the date hereof, with certain provisions of the Purchase Agreement, the Bylaws and the Addendum as set forth below and release MPUSA from any liability in connection with any future violations of such provisions.

         In consideration of the premises and the mutual agreements herein set forth and the entering into of the Letter Agreement and the consummation of the transactions contemplated thereby, MPUK hereby agrees as follows:

         1. MPUK hereby irrevocably and forever waives the performance and discharge of any and all obligations and restrictions that have been or may be imposed on MPUSA pursuant to Sections 6.01, 6.02, 6.03, 6.04, 7.09, 7.16, 7.17
and 7.27 of the Purchase Agreement after the date hereof. Notwithstanding anything to the contrary in Section 11.06 or any other provision of the Purchase Agreement, this waiver is a continuing and irrevocable waiver by MPUK.

         2. MPUK hereby irrevocably and forever waives the performance and discharge of any and all obligations and restrictions that may have been or may be imposed on MPUSA pursuant to Article XI of MPUSA's Bylaws (including, without limitation, the right to elect or designate directors pursuant to such provisions) after the date hereof, and MPUK hereby irrevocably consents to, approves and authorizes MPUSA to amend the Bylaws to forever remove Article XI from such Bylaws. Notwithstanding anything in the Bylaws to the contrary, the waiver granted hereby is a continuing and irrevocable waiver of MPUK.

         3. MPUK hereby irrevocably and forever waives the performance and discharge by MPUSA and any of its affiliates and subsidiaries of any and all obligations and liabilities for any and all fees, expenses and charges for "Executive Sales/Marketing Consulting Services," including without limitation, compliance by MPUSA with Sections 3 and 5 of the Addendum prior to or after the date hereof. For purposes of reference, a copy of the Addendum is attached hereto as Exhibit A. Notwithstanding anything to the contrary contained in the Addendum or the License Agreement, this waiver is a continuing and irrevocable waiver by MPUK.

         4. MPUK, for itself, its affiliates, its successors and assigns, and on behalf of each of the foregoing, does now RELEASE, ACQUIT and FOREVER DISCHARGE MPUSA, its employees, shareholders, directors, subsidiaries, affiliates and officers, and their respective successors and assigns, of and from any and all claims, demands, actions, judgements and executions which MPUK or its affiliates or subsidiaries (including, without limitation, the parties to the License Agreement and Addendum), or their respective successors and assigns may have or claim to have, against MPUSA, its employees, shareholders, directors subsidiaries, affiliates and officers, and their respective successors and assigns, in any capacity, arising out of or in any way connected with MPUSA's compliance or noncompliance with the provisions of Sections 6.01, 6.02, 6.03, 6.04, 7.09, 7.16, 7.17 and 7.27 of the Purchase Agreement, Article XI of the Bylaws or Sections 3 and 5 of the Addendum (including, without limitation, any obligation to make any payment for "Executive Sales/Marketing Consulting Services") after the date hereof.

         5. MPUK agrees that, except as expressly modified by this Waiver, the Purchase Agreement (as well as the Bylaws, Addendum and License Agreement, as applicable) shall remain in full force and effect as modified by this Waiver. Except as provided herein, this Waiver shall not be a waiver of any other section or provision of the Purchase Agreement (nor the Bylaws, the Addendum or License Agreement, as applicable). This Waiver shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that body of law pertaining to choice of law or conflict of law.

         6. MPUK agrees that its signature and that of its duly authorized officers may be exchanged by facsimile transmission, and that such signature shall be binding to the same extent, and have the same force and effect, as the exchange of an original written signature. The originals of such signature shall be sent to the other parties hereto by overnight courier.

                            (SIGNATURE PAGE FOLLOWS)

         EXECUTED effective as of the date first set forth above.

                                           MINORPLANET SYSTEMS, PLC

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

STATE OF _______________

COUNTY OF _____________

         Personally appeared before me, a notary public in and for the jurisdiction aforesaid, _________________________, the _______________ of
Minorplanet Systems, PLC, a United Kingdom public limited company, who acknowledged that he executed the above and foregoing Irrevocable Waiver and Consent to Amendment of Bylaws in his capacity as ___________ of Minorplanet Systems, PLC, and as the act of the company.

         This the ____ day of ____________, 2003.

                                              __________________________________
                                              NOTARY PUBLIC

My Commission Expires:

                                    EXHIBIT A

                                  THE ADDENDUM

[TO BE ATTACHED BY THE COMPANY]

                                    EXHIBIT C

                              ERIN MILLS AGREEMENT

                                                                           DRAFT

                        STOCK PURCHASE AND SALE AGREEMENT

         THIS STOCK PURCHASE AND SALE AGREEMENT (this "Agreement") entered into on, August 15, 2003 between Minorplanet Systems PLC, a United Kingdom public limited company ("MPUK" or "Seller").), and The Erin Mills Investment Corporation, a Canadian corporation ("Erin Mills").

                                    RECITALS

         A. WHEREAS, MPUK owns certain shares of common stock, par value $.01 per share (the "Common Stock") of Minorplanet Systems USA, Inc., a Delaware corporation formerly known as @Track Communications, Inc. ("MPUSA");

         B. WHEREAS, in connection with, and as a condition to the closing of certain transactions contemplated by, that certain binding letter agreement]by and between MPUSA, MPUK and certain of their subsidiaries dated August 13, 2003 (the "Letter Agreement"), MPUK desires to sell and Erin Mills desires to purchase 20,378,517 shares of Common Stock (the "Shares" or "Securities");

         C. WHEREAS, contemporaneously with the closing under the Letter Agreement (the "Closing"), MPUK has agreed to sell to Erin Mills, and Erin Mills has agreed to purchase from MPUK the Shares for an aggregate purchase price of U.S.$1.00 (the "Purchase Price").

                                    AGREEMENT

         In consideration of the premises and the mutual agreements and covenants herein contained, the parties hereby agree as follows:

1. At the Closing, MPUK shall sell to Erin Mills, and Erin Mills shall purchase from MPUK the Shares.

2. The consideration for the purchase and sale of the Shares shall be the Purchase Price. At the Closing the parties will evidence the payment of the Purchase Price by Erin Mills and the receipt of the Purchase Price by MPUK by a cross receipt.

3.   MPUK hereby represents and warrants to Erin Mills as follows:

         (a) MPUK has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement, when executed and delivered by MPUK will constitute a valid and legally binding obligation of MPUK, enforceable against it in accordance with its terms.

         (b) MPUK owns the Shares free and clear of any liens, claims, or encumbrances other than those imposed by applicable securities laws.

         (c) MPUK is the sole holder of record and beneficial owner of all 20,378,517 Shares. There are no outstanding warrants, options, rights of refusal or otherwise, agreements, calls or other commitments or similar agreements (in each case, to which MPUK is a party) relating to, providing for or prohibiting the sale, conveyance, transfer, gift, pledge, mortgage or other disposition or encumbrance or the granting or permitting any person, corporation, partnership, limited liability company, trust or other entity to acquire the Shares, or any part thereof, except as provided by this Agreement.

         (d) MPUK has not granted any proxy with respect to the Shares, or entered into any voting agreement or other arrangement with respect to the Shares which restricts in any way MPUK's voting of the Shares.

4.   Erin Mills hereby represents and warrants to MPUK as follows:

                  (a) Erin Mills has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement, when executed and delivered by Erin Mills, will constitute a valid and legally binding obligation of Erin Mills, enforceable against it in accordance with its terms.

                  (b) Erin Mills understands that the transfer of Securities has not been registered under the Securities Act of 1933, as amended (the "Federal Act" or "Securities Act") or any state's securities laws by reason of the availability of the so-called Section 4(1 1/2) hybrid exemption which depends in part upon the representations made by Erin Mills in this Agreement. Erin Mills understands that MPUK is relying upon Erin Mills' representations and agreements contained in this Agreement (and any supplemental information furnished by Erin Mills, if any) for the purpose of determining whether this transaction meets the requirements for such exemption.

                  (c) Erin Mills has such knowledge, skill and experience in business, financial and investment matters so that Erin Mills is capable of evaluating the merits and risks of an investment in the Securities. To the extent that Erin Mills has deemed it appropriate to do so, Erin Mills has retained, and relied upon, appropriate professional advice regarding the tax, legal and financial merits and consequences of the investment in the Securities.

                  (d) Erin Mills has made, either alone or together with advisors (if any), such independent investigation of MPUSA, its management, and related matters as Erin Mills deems to be, or such advisors (if any) have advised to be, necessary or advisable in connection with an investment in the Securities; and Erin Mills and Erin Mills' advisors (if any) have received all information and data which Erin Mills and such advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Securities.

                  (e) Erin Mills is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Federal Act.

                  (f) Erin Mills represents that (i) it has adequate means of providing for Erin Mills' financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that Erin Mills could bear the risk of loss of Erin Mills' entire investment in the Securities, (ii) it has no present or contemplated future need to dispose of all or any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness, and (iii) it is capable of bearing the economic risk of an investment in the Securities for the indefinite future. Erin Mills agrees to furnish any additional information requested by MPUK to assure compliance of this transaction with applicable United Kingdom, Federal and state securities laws in connection with the purchase and sale of the Securities.

                  (g) Erin Mills understands that the Securities are "restricted securities" under applicable Federal securities laws and that the Federal Act and the rules of the Securities and Exchange Commission provide in substance that Erin Mills may dispose of the Securities only pursuant to an effective registration statement under the Federal Act or an exemption from such registration, if available. Erin Mills further understands that MPUK has no obligation or intention to cause to be registered on anyone's behalf or to take action so as to permit sales pursuant to the Federal Act of the Securities. Accordingly, Erin Mills, absent some other arrangement with MPUSA, may dispose of the Securities only in certain transactions which are exempt from registration under the Federal Act, including "private placements," in which event the transferee will acquire a "restricted security" subject to the same limitations as in the hands of Erin Mills. As a consequence, Erin Mills understands that Erin Mills must bear the economic risks of the investment in the Securities for an indefinite period of time.

                  (h) Erin Mills hereby confirms that Erin Mills is acquiring the Securities for investment only and not with a view to or in connection with any resale or distribution of the Securities. Erin Mills hereby affirms that Erin Mills has no present intention of making any sale, assignment, pledge, gift, transfer or other disposition of the Securities or any interest therein, except for sales or transfers to MPUSA as contemplated by the certain Stock Repurchase Option Agreement between Erin Mills and MPUSA, dated the date hereof.

                  (i) Erin Mills hereby confirms that its principal domicile is in Barbados.

                  (j) Erin Mills has read and fully reviewed the information regarding MPUSA set forth in MPUSA's public disclosures and its filings made with the Securities and Exchange Commission.

                  (k) Erin Mills acknowledges and agrees that the certificate(s) evidencing the Securities bear a Securities Act restrictive legend.

5. Erin Mills, to the best of its knowledge, represents that neither MPUSA, MPUK nor any person acting on their behalf has offered or sold the Securities to Erin Mills by any form of general solicitation, general or public media advertising or mass mailing.The only condition to Erin Mills' performance of its obligation hereunder shall be that each of the representations and warranties of MPUK made herein shall have been true and correct in all material respects as of the date hereof (except for those which are qualified as to materiality which shall be true in all respects) and shall be true and correct in all material respects (except for those which are qualified as to materiality which shall be true in all respects) on and as of the date of Closing as though made on and as of the date of Closing;

6. The only condition to MPUK's performance of its obligation hereunder shall be that each of the representations and warranties of Erin Mills made herein shall have been true and correct in all material respects as of the date hereof (except for those which are qualified as to materiality which shall be true in all respects) and shall be true and correct in all material respects (except for those which are qualified as to materiality which shall be true in all respects) on and as of the date of Closing as though made on and as of the date of Closing;

7. This Agreement may not be amended or modified except by an instrument in writing signed by a duly authorized officer of each of MPUSA and Erin Mills. Any agreement on the part of a party hereto to any waiver of any provision of this Agreement shall be valid and effective only if set forth in an instrument in writing signed on behalf of such party against whom enforcement of any waiver or consent is sought by such first party or a duly authorized officer thereof, if applicable. Any such waiver shall not be deemed a continuing waiver.

8. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

9. Each of the parties hereto agrees that, at any time and from time to time after the date hereof, it shall, upon written request from the other party hereto, and without further consideration, perform such other and further acts, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments, documents and assurances as such other party reasonably may request for the purpose of carrying out this Agreement.

10. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matters hereof and thereof and supersedes any and all prior negotiations, agreements, arrangements and understandings between the parties, written or oral, relating to the matters provided for herein or therein.

11. This Agreement shall be null and void if the Closing does not occur for any reason whatsoever or upon the termination of the Letter Agreement (including but not limited to if the closing under the Letter Agreement has not occurred by February 15, 2004) in accordance with its terms. After Closing, the representations and warranties contained herein shall survive for a period of one (1) year from the date of Closing.

12. This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to its conflicts of law rules).

                [Remainder of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a document under seal by their duly authorized officers as of the day and year first above written.

                                               MINORPLANET SYSTEMS PLC

Date: August 15, 2003                          By:  /s/ Robert Kelly
                                                   -----------------------------
                                                   Robert Kelly
                                                   Chief Executive Officer

                                               THE ERIN MILLS INVESTMENT
                                               CORPORATION

Date: August 15, 2003                          By: /s/ Gerry Quinn
                                                   -----------------------------
                                               Name:  Gerry Quinn
                                               Title: President

                                    EXHIBIT D

                       LEGAL OPINION OF BUCHANAN INGERSOLL

                                                                 FORM OF OPINION

                              ______________, 2003

Minorplanet Systems USA, Inc.
1155 Kas Drive
Suite 100
Richardson, TX 77081

The Erin Mills Investment Corporation
7501 Keele St., Suite 500
Concord, ONTARIO L4K 1Y2

Mellon Investor Services, LLC
600 North Pearl Street
Suite 1010
Dallas, TX 75201

         Re:      Minorplanet Systems PLC ("MPUK")

Ladies and Gentlemen:

         We understand pursuant to the Stock Purchase and Sale Agreement attached hereto as Exhibit A (the "Agreement"), that MPUK, a holder of common stock, par value $0.01 per share (the "Common Stock") of Minorplanet Systems USA, Inc., a Delaware corporation (the "Company"), wishes to transfer [20,378,517] shares (the "Shares") of Common Stock to The Erin Mills Investment Corporation, a Canadian corporation ("Erin Mills"). We have been asked to provide each of you with this opinion by our client MPUK for which we have been acting as special U.S. counsel. In connection therewith, we have received the representation letters from each of MPUK and Erin Mills attached hereto as Exhibit B and Exhibit C respectively (collectively, Exhibits A through C being the "Exhibits").

         As to factual matters based solely upon and in reliance on the Exhibits (including assuming the truth, accuracy and completeness of the representations and other statements made therein), it is our opinion that the transfer of the Shares to Erin Mills pursuant to the Agreement would not require registration under the Securities Act of 1933, as amended (the "Securities Act") or the Pennsylvania Securities Act of 1972, as amended (the "PA Act").

         In addition to the qualifications set forth above, the foregoing opinion is subject to the following qualifications:

                  Following the transfer of the Shares from the Seller to Erin Mills (the "Transferred Shares"), any certificates representing any Transferred Shares will bear a legend restricting transfer of such Transferred Shares under the Securities Act;

                  In rendering our opinion, we have assumed that (1) the original transaction by which the Shares were received from the Company was exempt from the registration requirements under the Securities Act by means of
Section 4(2) under the Securities Act (or an exemption provided for in the rules and regulations promulgated under such section); (2) the Shares have "come to rest" in the hands of MPUK; (3) the Company is not conducting a distribution or other offering of Common Stock, other than the Shares (or an other offering or distribution of any security which could be integrated with the current transfer of the Shares to Erin Mills); (4) the Company has observed all the requirements of Rule 502(c) under the Securities Act as it relates to the transfer of the Shares under the Agreement as though this transfer was a primary sale under Rule 506 and (5) the Stock Repurchase Option Agreement between Erin Mills and the Company, dated the date hereof remains unassignable and non-transferable;

                  In rendering our opinion, we have assumed that courts and the U.S. Securities and Exchange Commission would rely upon and give effect to the policy and interpretative positions expressed in the so-called Section 4(1 1/2) hybrid exemption;

                  We express no opinion as to compliance with (i) the "Blue Sky" or securities laws of any state (other than compliance with the registration requirements of the PA Act as set forth herein); (ii) the securities laws of any other jurisdiction (other than compliance with the registration requirements of the Securities Act as set forth herein); or (iii) any rules or regulations of any exchange, quotation system or trading market or trading system;

                  We express no opinion as to any contractual matter relating to the permissibility of, or authorization for, this transfer of the Shares;

                  We express no opinion with respect to any transfer by Erin Mills of any Transferred Shares that occurs following the transfer described in the first paragraph of this opinion;

                  We express no opinion as to compliance with the anti-fraud provisions of federal securities laws; and

                  We express no opinion as to any other matter related to this transfer of the Shares or the transactions contemplated by the Agreement.

         We are licensed to practice law in the Commonwealth of Pennsylvania and do not hold ourselves out to be experts on, or generally familiar with, or qualified to express a legal opinion on, the laws of any jurisdiction other than the general laws of the Commonwealth of Pennsylvania and the federal laws of the United States.

         This opinion is based on current law and facts and circumstances. We are not assuming an obligation to revise or supplement this opinion should applicable law or the existing facts and circumstances change.

         This opinion is being rendered solely for your benefit and is not intended for, and may not be relied upon by, any other person or entity without our prior written consent.

                                      Very truly yours,

                                      BUCHANAN INGERSOLL
                                      PROFESSIONAL CORPORATION

                                      By___________________________________

Enclosures

                                    EXHIBIT A

                                    EXHIBIT B
                            (Minorplanet Systems PLC)

           CERTIFICATE TO BUCHANAN INGERSOLL PROFESSIONAL CORPORATION

         The undersigned, ______________, in his or her capacity as ______________________ of Minorplanet Systems PLC, a United Kingdom public limited company ("Seller"), in connection with the secondary transfer of [20,378,517] shares of Common Stock (the "Shares") of Minorplanet Systems USA, Inc., a Delaware corporation (the "Company") from Seller to The Erin Mills Investment Corporation ("Erin Mills") pursuant to the Stock Purchase and Sale Agreement dated as of __________ ___, 2003 between Erin Mills and Seller (the "Agreement"), hereby certifies to Buchanan Ingersoll Professional Corporation ("BIPC"), upon which certification BIPC may rely in delivering an opinion, as follows:

              1. Seller has not and to its knowledge, no other person or entity, including Erin Mills or the Company or any of their affiliates and associates, has violated the restrictions set forth in Rule 502(c)(1) under the Securities Act as it relates to the transfer of the Shares contemplated by the Agreement.

              2. Seller did not take the Shares with a view to a distribution of the Shares or of any other security of the Company, nor does it or did it ever have the intention to participate either directly or indirectly in any such undertaking, nor is it Seller's intention to participate or have a participation in the direct or indirect underwriting of any such undertaking;

              3. Seller paid to the Company the full consideration payable for the Shares pursuant to the Stock Purchase and Exchange Agreement dated February 14, 2001 and Seller has held beneficially and of record the Shares continuously through the date hereof;

              4. The Seller has not, and to its knowledge no other person or entity has, paid or received any commission or other consideration for the transfer of the Shares by Seller to Erin Mills which is or could reasonably be characterized as a commission or discount such that such party would be receiving consideration for placing or underwriting the Shares.

         All capitalized terms not otherwise defined or limited herein are used as defined in the above-referenced opinion.

----------
(1) Defined to mean, neither the Company nor the Seller (as it relates to Paragraph 1 above) nor any person acting on their respective behalves shall offer or sell (or has offered or sold) the securities by any form of general solicitation or general advertising, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         You may rely on this Certificate, and on the representations, warranties and declarations in the Agreement, in delivering your opinion and any other opinion or opinions delivered by you in connection with the transactions contemplated by the Agreement.

             [the remainder of this page intentionally left blank]

                                            Respectfully submitted,

                                            MINORPLANET SYSTEMS PLC

                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

Dated as of: _________________, 2003.

                                    EXHIBIT C
                     (The Erin Mills Investment Corporation)

           CERTIFICATE TO BUCHANAN INGERSOLL PROFESSIONAL CORPORATION

         The undersigned, ______________, in his or her capacity as ______________________ of The Erin Mills Investment Corporation ("Erin Mills") in connection with the secondary transfer of [20,378,517] shares of Common Stock (the "Shares") of Minorplanet Systems USA, Inc., a Delaware corporation (the "Company") from Minorplanet Systems PLC, a United Kingdom public limited company ("Seller"), to Erin Mills pursuant to the Stock Purchase and Sale Agreement dated as of __________ ___, 2003 between Erin Mills and Seller (the "Agreement"), hereby certifies to Buchanan Ingersoll Professional Corporation ("BIPC"), upon which certification BIPC may rely in delivering an opinion, as follows:

     1. Erin Mills has not and to its knowledge, no other person or entity, including the Seller or the Company or any of their affiliates and associates, has violated the restrictions set forth in Rule 502(c)(1) under the Securities Act as it relates to the transfer of the Shares contemplated by the Agreement;

     2. Except for sales or transfers to the Company as contemplated by the Stock Repurchase Option Agreement between Erin Mills and the Company, dated the date hereof (the "Option Agreement"), Erin Mills is not purchasing the Shares from the Seller with a view to a distribution of the Shares or of any other security of the Company, nor is it participating or does it have a direct or indirect participation in any such undertaking, nor is it participating or does it have a participation in the direct or indirect underwriting of any such undertaking. Erin Mills understands and has represented to and agreed with Seller that it may not effect a resale of the Shares except pursuant to a registration statement declared effective under, or an exemption from the registration requirements of, the Securities Act; and

     3. Except for sales or transfers to the Company pursuant to the Option Agreement, Erin Mills has not, and to its knowledge no other person or entity has received, any commission or other consideration for the transfer of the Shares by Seller to Erin Mills which is or could reasonably be characterized as a commission or discount such that such party would be receiving consideration for placing or underwriting the Shares.

         All capitalized terms not otherwise defined or limited herein are used as defined in the above-referenced opinion.

----------
(1) Defined to mean, neither the Company nor Erin Mills (as it relates to Paragraph 1 above) nor any person acting on their respective behalves shall offer or sell (or has offered or sold) the securities by any form of general solicitation or general advertising, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         You may rely on this Certificate, and on the representations, warranties and declarations by Erin Mills in the Agreement, in delivering your opinion and any other opinion or opinions delivered by you in connection with the transactions contemplated by the Agreement.

             [the remainder of this page intentionally left blank]

                                             THE ERIN MILLS
                                             INVESTMENT CORPORATION

                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________

                                    EXHIBIT E

                             ANTI-DILUTION AGREEMENT

                             ANTI-DILUTION AGREEMENT

         THIS ANTI-DILUTION AGREEMENT (the "Agreement") is dated as of August __, 2003 and is by and among MINORPLANET SYSTEMS USA, INC., a Delaware corporation (the "Company" or "MPUSA"), MINORPLANET SYSTEMS PLC, a United Kingdom public limited company ("MPS UK").

         WHEREAS, MPS UK and the Company are both parties to that certain Letter Agreement, dated August ___, 2003, which contemplates the execution and delivery of this Agreement by the parties hereto.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged (including, without limitation, the entering into the Letter Agreement and that certain Variation Agreement to the Exclusive License and Distribution Agreement, dated ________________, 2003, by and between Minorplanet Limited and Minorplanet Systems USA Limited (each of which are subsidiaries of MPS UK and the Company, respectively)), the parties hereto hereby agree as follows:

         SECTION 1. Additional Issuances.

         (a) At any time after the date hereof, if the Company shall issue or propose to issue any additional shares of the Company's common stock, par value, $0.01 per share ("Common Stock"), or warrants, options (excluding any options granted to employees of the Company in accordance with any employee plans, now or hereinafter in effect) or other rights or instruments of any kind convertible into or exercisable or exchangeable for shares of Common Stock (the "Additional Securities"), MPS UK shall have the right to subscribe for and to purchase at the same price per share that number of Additional Securities necessary to maintain a Fully-Diluted Ownership Percentage (as defined herein below) in the Company equal to the lesser of: (i) Fully-Diluted Ownership Percentage of the Company on the date that a Subscription Notice (as defined below) is delivered to MPS UK hereunder, and (ii) of 19.9% of the Company's issued and outstanding Common Stock. Any offer of Additional Securities made to MPS UK under this Section 1 shall be made by notice in writing (the "Subscription Notice") at least 20 Business Days prior to the issuance of such Additional Securities. The Subscription Notice shall set forth (i) the number of Additional Securities proposed to be issued to any Person other than MPS UK and the terms of such Additional Securities, (ii) the consideration (or manner of determining the consideration), if any, for which such Additional Securities are proposed to be issued and the terms of payment, (iii) the number of Additional Securities offered to MPS UK in compliance with the provisions of this Section 1 and (iv) the proposed date of issuance of such Additional Securities. Not later than 5 Business Days after delivery of a Subscription Notice in accordance with the notice provisions hereof, MPS UK shall deliver a notification to the Company in writing whether it elects to purchase all or any portion of the Additional Securities offered to MPS UK, pursuant to the Subscription Notice; provided however, that the failure of MPS UK to respond in writing within 5 Business Days shall be deemed a waiver and negative election by MPS UK to purchase any of the Additional Securities offered by such Subscription Notice. If MPS UK elects to purchase any such Additional Securities, the Additional Securities that it shall have elected to purchase shall be issued and sold to MPS UK by the Company at the same time and on the same terms and conditions as the Additional Securities are issued and sold to third parties. If, for any reason, the issuance of Additional Securities to third parties is not consummated, MPS UK's right to its share of such issuance shall lapse, subject to MPS UK's ongoing subscription right with respect to issuances of Additional Securities at later dates or times.

         (b) The Company represents and covenants to MPS UK that (i) upon issuance, all the shares of Additional Securities sold to MPS UK pursuant to this Section 1 shall be duly authorized, validly issued, fully paid and nonassessable and will be approved (if outstanding securities of the Company of the same type are at the time already approved) for listing on the Nasdaq Stock Market or for quotation or listing on the principal trading market for the securities of the Company at the time of issuance, (ii) upon delivery of such shares, they shall be free and clear of all liens, claims and encumbrances (other than any restrictions imposed by applicable federal, state and foreign securities laws (including, without limitations, the laws of the United Kingdom) of any nature and shall not be subject to any preemptive right of any stockholder of the Company and (iii) this Section 1 does not and upon the issuance of such Additional Securities will not (a) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of MPUSA, each as amended then to date (b) conflict with or constitute a violation by MPUSA of any applicable law (including the General Corporation Law of Delaware), judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to MPUSA the enforcement of which would have a material adverse effect on MPUSA or on MPUSA's ability to perform its obligations hereunder or the ability of MPUSA to consummate issuance of the Additional Securities and (c) either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a breach or default of the terms, conditions or provisions of, or constitute a default under any contract, agreement, note bond, mortgage, indenture, deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer or other instrument, which violation, conflict, termination, acceleration, breach or default would have a material adverse effect on MPUSA or on the ability of MPUSA to perform its obligations hereunder or the ability of MPUSA to issue such shares.

         (c) As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday, U.S. national legal holiday, or a legal holiday under the laws of the State of Delaware or the United Kingdom, and the term "Person" shall mean an individual, corporation, partnership, joint venture, joint stock company, association, trust, business trust, unincorporated organization, government authority, or any other entity of whatever nature. As used herein, the term "Fully-Diluted Ownership Percentage" shall mean the percentage ownership calculated by dividing (i) the aggregate number of shares of Common Stock (including any shares of Common Stock issuable upon exercise or conversion of options, warrants or other securities or rights) beneficially owned (as such term is determined in accordance with the Rule 13d-3 promulgated under the Securities

Exchange Act of 1934, as amended) by the applicable Person or Persons, howsoever and whenever acquired, by (ii) the aggregate number of all issued and outstanding shares of Common Stock of the Company (including any shares of Common Stock which are issuable upon exercise or conversion of options, warrants or other securities or rights within 60 days of the date on which such calculation is being made).

         (d) Notwithstanding anything to the contrary contained herein, the rights granted to MPS UK hereunder shall not apply to that certain stock option repurchase agreement by and between the Company and Erin Mills Investment Corporation, dated August _____, 2003, and the Company may enter into, execute and deliver said agreement and consummate the transactions thereby without delivering any Subscription Notice or other notice to MPS UK.

         (e) If the Company, at any time while this Agreement is in force and effect, by reclassification of securities or otherwise (including, but not limited to, a "reincorporation," merger with or into a wholly owned subsidiary of the Company, an exchange or stock swap or another type of reorganization or recapitalization), shall change or exchange its Common Stock into (or for) different securities of another class or classes or ceases to have common stock, then MPS UK's rights hereunder shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the Agreement immediately prior to such reclassification or other change. All such adjustments shall be made so as to equitably adjust MPS UK's rights hereunder.

         SECTION 2. Further Assurances. Each of the parties hereto agrees that, at any time and from time to time after the date hereof, it shall, upon written request from the other party hereto, and without further consideration, perform such other and further acts, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments, documents and assurances as such other party reasonably may request for the purpose of carrying out this Agreement.

         SECTION 3. Binding Agreement; Assignment. This Agreement is binding upon, will inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto, without the prior written consent of the other party hereto.

         SECTION 4. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matters hereof and thereof and supersedes any and all prior negotiations, agreements, arrangements and understandings between the parties, written or oral, relating to the matters provided for herein or therein. Except as expressly provided in this Agreement, nothing contained in this Agreement, express or implied, is intended to or shall confer on any Person other than the parties hereto and their heirs, successors and permitted assigns, any rights, benefits, remedies or claims under or by reason of this Agreement.

         SECTION 5. Amendment; Modification. This Agreement may not be amended or modified except by an instrument in writing signed by a duly authorized officer of each of the Company and MPS UK.

         SECTION 6. Extensions; Waivers; Remedies Cumulative.

         (a) The conditions to each of the parties' obligations to consummate this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. With regard to this Agreement, any party may (i) extend the time for the performance of any of the obligations or other acts of any other party with such first party, or (ii) waive compliance with any of the agreements of any party with such first party or with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver of any provision of this Agreement shall be valid and effective only if set forth in an instrument in writing signed on behalf of such party against whom enforcement of any waiver or consent is sought by such first party or a duly authorized officer thereof, if applicable.

         (b) No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing among the parties, shall operate as a waiver of such right, privilege, power, or remedy, nor shall any single or partial exercise of any right, privilege, power, or remedy under this Agreement preclude any other or further exercise of such right, privilege, power, or remedy, or the exercise of any other right, privilege, power, or remedy. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

         SECTION 7. Section Headings; Interpretation. Reference in this Agreement to a Section unless otherwise indicated, shall constitute references to a Section or an Article of this Agreement. The section headings contained in this Agreement are for convenience of reference only and do not form a part thereof and shall not affect in any way the meaning or interpretation of this Agreement. The parties hereto agree that this Agreement is the product of negotiations among sophisticated parties, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in the drafting of each provision hereto. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem.

         SECTION 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed entirely within the State of Delaware without giving effect to the laws that might otherwise govern under applicable principles of conflict of laws thereof.

         SECTION 9. Notices. Any notice, demand, claim, request, waiver or consent or other communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by any of the following means of delivery, and shall be deemed to have been duly delivered and received on the date (or the next Business Day if delivery is not made on a Business Day) of personal delivery or facsimile transmission or on the date (or the next Business Day if delivery is not made on a Business Day) of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date (or the next Business Day if delivery is not made on a Business Day) of a stamped receipt, if sent by an overnight delivery service, and sent to the following addresses (or to such other address as any party may request, in the case of the Company, by notifying MPS UK, and in the case of MPS UK, by notifying the Company in each case in accordance with this Section):

         (a)      If to the Company:

                  Minorplanet Systems USA, Inc.
                  1155 Kas Drive
                  Suite 100
                  Richardson, TX  75081
                  Attn:  J. Raymond Bilbao
                  Telephone:  (972) 301-2733
                  Facsimile:  (972) 301-2263

                  with a copy to:

                  Locke Liddell & Sapp LLP
                  2200 Ross Avenue
                  Suite 2200
                  Dallas, TX  75201
                  Attn:  Stephen L. Sapp
                  Telephone:  (214) 740-8570
                  Facsimile:  (214) 740-8800

         (b)      If to MPS UK:

                  Minorplanet Systems PLC
                  Greenwich House
                  Sheepscar, Leeds LS4 2LE
                  United Kingdom
                  Attn:  Robert Kelly
                  Telephone:  011 44 113 251 1600
                  Facsimile:  011 44 113 251 1672
                  with a copy to:

                  Buchanan Ingersoll Professional Corporation
                  One Oxford Centre
                  301 Grant Street, 20th Floor
                  Pittsburgh, PA 15219
                  Telephone:  (412) 562-8811
                  Facsimile:  (412) 562-1041

         SECTION 10. CONSENT TO JURISDICTION. EACH OF THE PARTIES AGREES TO SUBMIT ITSELF TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE. IN ADDITION, EACH OF THE PARTIES HERETO AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN SUCH COURT.

         SECTION 11. Severability. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (ii) they shall negotiate in good faith to replace any provisions that are finally determined to be invalid, void or otherwise unenforceable with other provisions that are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (iii) the balance of this Agreement shall not be affected and shall remain enforceable to the fullest extent permitted by law. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and shall be enforced to the fullest extent permitted by law.

         SECTION 12. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

                            (SIGNATURE PAGE FOLLOWS)

         This Agreement has been duly executed by an authorized officer by each of the following parties as of the date first set forth above.

                                               MINORPLANET SYSTEMS USA, INC.

                                               By:
                                               _________________________________
                                                   Name: _______________________
                                                   Title: ______________________

                                               MINORPLANET SYSTEMS PLC

                                               By:
                                               _________________________________
                                                   Name: _______________________
                                                   Title: ______________________